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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Allin Communications
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               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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                                                       300 Greentree Commons
                                                       381 Mansfield Avenue
                                                       Pittsburgh, PA 15220-2751
                                                       Phone 412-928-8800
                                                       Fax 412-928-0887





                 April 8, 1998





                 Dear Stockholders:

                 This letter is to inform you that the record date of March 23,
                 1997, as listed in the Notice of Annual Meeting of Stockholders of Allin Communications Corporation, for the determination of
LOGO ALLIN       stockholders entitled to receive notice of and to vote at the
COMMUNICATIONS   annual meeting and any adjournment or postponement thereof, is incorrect. The correct date is March 23, 1998 as stated in the Proxy Statement in the section "Shares Outstanding, Voting
                 Rights and Vote Required". Both the Notice of Annual Meeting of
                 Stockholders and the company's Proxy Statement were mailed to you on or about April 3, 1998.

                 We are sorry for any inconvenience this error may have caused.


                 Sincerely,


                 /s/ Dean C. Praskach
                 Dean C. Praskach
                 Secretary